EXHIBIT 10.15
                                                                   -------------

                                 FIRST AMENDMENT

                                       TO

                               FINANCING AGREEMENT

         This First Amendment to Financing Agreement is entered into as of September 12, 2005 (the "Amendment"), by and between SAND HILL FINANCE, LLC ("SHF") and BRIDGELINE SOFTWARE, INC. ("Client").

                                    RECITALS

         Client and SHF are parties to that certain Financing Agreement dated as of March 29, 2004, as amended (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The reference to "FIVE HUNDRED THOUSAND DOLLARS ($500,000) (the 'Credit Limit')" in Section 1.2 of the Agreement is hereby amended to read "SEVEN HUNDRED AND FIFTY THOUSAND DOLLARS ($750,000) (the 'Credit Limit')".

         2. Client shall pay to SHF a commitment fee equal to $625.00 on the date of the next Advance after the date of this Amendment, which fee shall be fully earned and nonrefundable as of the date hereof. Client authorizes SHF to deduct such fee from the proceeds of such Advance.

         3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of SHF under the Agreement, as in effect prior to the date hereof. Client ratifies and reaffirms the continuing effectiveness of all guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

         4. Client represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         6. As a condition to the effectiveness of this Amendment, SHF shall have received, in form and substance satisfactory to SHF the following:

         (a) this Amendment, duly executed by Client:

         (b) such other documents, and completion of such other matters, as SHF may reasonably deem necessary or appropriate.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                        BRIDGELINE SOFTWARE, INC.

                                        By: /S/ GARY M. CEBULA
                                           -----------------------

                                        Title: CFO
                                               -------------------

                                        SAND HILL FINANCE, LLC

                                        By: /S/ MARK CAMERON
                                            ----------------------

                                        Title: President
                                               -------------------